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                                             Rule 497(e)
                                             File No. 33-90684

                               AIG LIFE INSURANCE COMPANY
                                  VARIABLE ACCOUNT II
                                 PROSPECTUS SUPPLEMENT
                                   December 11, 1997


   Supplement to the Flexible Premium Variable Universal Life
   Insurance Policies Prospectus dated May 1, 1997.


   This supplement provides information regarding changes in the investment options available under the Policy. The following portfolios are no longer available to Owners as investment options for future premium allocation:

   The Growth Investors Portfolio and Conservative Investors Portfolio of the ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.; the Worldwide Balanced Fund of the VAN ECK WORLDWIDE INSURANCE TRUST; the VIP Overseas Portfolio of the FIDELITY INVESTMENTS VARIABLE INSURANCE PRODUCTS FUND II; and the Short- Term Retirement Portfolio, Medium-Term Retirement Portfolio and Long-Term Retirement Portfolio of the TOMORROW FUNDS RETIREMENT TRUST.

   At any time, the Owner may transfer remaining Policy Account
   Value from the above portfolios to any other investment options available under the Policy.


   This supplement also provides information regarding the following investment options that are now available to Owners:

   Capital Appreciation Fund and International Equity Fund of the AIM VARIABLE INSURANCE FUNDS, INC. ("AIM Funds"); the Global Bond Portfolio and Premier Growth Portfolio of the ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC. ("Alliance Fund"); the VIP II Contrafund Portfolio of the FIDELITY INVESTMENTS VARIABLE INSURANCE PRODUCTS FUND II ("Fidelity Fund II"); the Worldwide Emerging Markets Fund of the VAN ECK WORLDWIDE INSURANCE TRUST ("Van Eck Funds").











   This supplement adds the following information to the Prospectus under the headings indicated:

   -  PERFORMANCE INFORMATION

                           AVERAGE ANNUAL TOTAL RETURNS*
                              As of December 31, 1996

                                                                                       Since
      Portfolio              Inception Date  1 Year    3 Years     5 Years     Inception
      AIM
      Capital Appreciation   05/05/93           17.56%     17.81%    N/A          20.10%
      International Equity   05/05/93           20.05%     11.46%    N/A          14.60%

      ALLIANCE
      Global Bond            07/15/91           6.21%       7.91%    7.93%         9.29%
      Premier Growth         06/26/92          22.70%      19.92%    N/A          19.18%

      FIDELITY
      VIP II Contrafund      01/03/95           21.22%       N/A     N/A          30.19%

      VAN ECK
      Worldwide Emerging
        Markets              12/21/95           26.82%       N/A     N/A          25.00%


   * This performance information reflects the total of the income generated by the portfolio net of the total portfolio operating expenses, plus capital gains and losses, realized or unrealized, and net of the mortality and expense risk charge. The performance results do not reflect: monthly deductions; cost of insurance; surrender charges; sales loads and any state or local premium taxes (see "Charges and Deductions" in the Prospectus). If these charges were included, the total return figures would be lower. The data assumes the Subaccounts under the Policy were in existence on the portfolio's inception date.

   -  The Funds and the Investment Advisors

   Under "ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.," the following language is added:

   Global Bond Portfolio - seeks a high level of return from a combination of current income and capital appreciation by





   investing in a globally diversified portfolio of high quality debt securities denominated in the U.S. Dollar and a range of foreign currencies.

   Premier Growth Portfolio - seeks growth of capital rather than current income. In pursuing its investment objectives, the Portfolio will employ aggressive investment policies. Since investments will be made based upon the potential for capital appreciation, current income will be incidental to the objective of capital growth. The Portfolio is not intended for investors whose principal objective is assured income or preservation of capital.


   Under "FIDELITY INVESTMENTS VARIABLE INSURANCE PRODUCTS FUND
   II," the following language is added:

   VIP II Contrafund Portfolio - seeks to increase the value of your investment over the long term by investing mainly in equity securities of companies that are undervalued or out-of-favor.


   Under "VAN ECK WORLDWIDE INSURANCE TRUST," the following language is added:

   Worldwide Emerging Markets Fund - seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.


   The following language is added as a new paragraph:

   AIM VARIABLE INSURANCE FUNDS, INC.

   Capital Appreciation Fund - seeks to provide capital appreciation through investments in common stocks, with emphasis on medium-sized and smaller emerging growth companies.

   International Equity Fund ("International Fund") - seeks to provide long-term growth of capital by investing in international equity securities, the issuers of which are considered by AIM Advisors Inc. to have strong earnings momentum.

   AIM Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173, serves as the investment advisor to the AIM Funds pursuant to a new master investor advisory agreement. More detailed information regarding management of the Funds, investment objectives, investment advisory fees and other charges assessed by the AIM Funds are contained in the prospectus for the Funds included with this Prospectus.
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